SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                 FORM 8-K/A
                               AMENDMENT NO.1

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                      -------------------------------

      Date of report (Date of earliest event reported): July 19, 1998

                              SPX Corporation
           (Exact name of Registrant as specified in its charter)


                                   1-6948
         Delaware            (Commission File No.)           38-1016240
 (State of Incorporation)                               (IRS Employer Number)



700 Terrace Point Drive, Muskegon, Michigan                    49443-3301
(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code: (616) 724-5000

The undersigned registrant hereby amends its Current Report on Form 8-K filed with the Securities and Exchange Commission on July 20, 1998 (the "Initial Form 8-K") by (i) substituting the words "Item 2. ACQUISITION OR DISPOSITION OF ASSETS" by the words "Item 5. OTHER EVENTS", (ii) updating information disclosed in the Initial Form 8-K and (iii) deleting paragraphs
(a) and (b) of Item 7. The financial statements and pro forma financial information required under paragraphs (a) and (b) of Item 7 will be included in a Form 8-K filing to be made following consummation of the transactions contemplated by the Merger Agreement (as defined below).

Item 5.  OTHER EVENTS

         On July 19, 1998, SPX Corporation, a Delaware corporation ("SPX"), SAC Corp., a Delaware corporation and a wholly owned subsidiary of SPX ("Merger Sub"), and General Signal Corporation, a New York corporation ("General Signal"), entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which General Signal will be merged (the "Merger") into Merger Sub, with Merger Sub surviving the Merger. At the effective time of the Merger, each outstanding share of common stock, par value $.01 per share, of Merger Sub will be converted into the right to receive one fully paid and nonassessable share of common stock, no par value, of the surviving corporation, and each issued and outstanding share of common stock, par value $1.00 per share, of General Signal will be converted into the right to receive either (i) $45.00, all in cash, (ii) 0.6977 of a share of common stock, $10.00 par value per share, of SPX ("SPX Common Stock"), or
(iii) $18.00 in cash and 0.4186 of a share of SPX Common Stock, subject to proration.

         The Merger is subject to the approval by the stockholders of each of SPX and General Signal, and certain other conditions.

         SPX intends to fund the cash portion of the consideration to be received by General Signal's stockholders through a $1.65 billion facility underwritten by Chase Manhattan Bank, which facility will also provide funds to refinance SPX's and General Signal's existing debt.

         A copy of the joint press release, dated July 20, 1998, issued by SPX and General Signal, and of the Merger Agreement were previously filed with the Initial Form 8-K.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)      Exhibits

              Exhibit 2 Agreement and Plan of Merger, dated July 19, 1998, among SPX Corporation, SAC Corp. and General Signal Corporation (previously filed).

              Exhibit 99.1 Joint Press Release, dated July 20, 1998, issued by SPX Corporation and General Signal Corporation (previously filed).

              Exhibit 99.2    Investor Presentation Materials, dated
                              July 20, 1998, regarding the Merger (previously filed).

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    SPX CORPORATION
                                    (registrant)


                                    By:   /s/ Christopher J. Kearney
                                          --------------------------
                                          Christopher J. Kearney
                                          Vice President, Secretary
                                          and General Counsel

Dated:  September 9, 1998